Principal Accounting Policies - cash equivalents and restricted cash (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2019 USD ($)	Dec. 31, 2019 CNY (¥)	Dec. 31, 2018 USD ($)	Dec. 31, 2018 CNY (¥)	Dec. 31, 2017 CNY (¥)	Dec. 31, 2016 CNY (¥)
Principal Accounting Policies
Cash and cash equivalents	$ 42,441	¥ 295,463		¥ 560,356	¥ 484,101
Restricted cash	46,978	327,052		270,670	91,810
Total	$ 89,419	¥ 622,515	$ 119,370	¥ 831,026	¥ 575,911	¥ 1,209,797